UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                Investment Company Act file number  811-09583
                                                  --------------

                           UBS Eucalyptus Fund, L.L.C.
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           51W 52nd Street, 23rd Floor
                               New York, NY 10019
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Steven S. Drachman
                         c/o UBS Financial Services Inc.
                           51W 52nd Street, 23rd Floor
                               New York, NY 10019
            ---------------------------------------------------------
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 212-882-5819
                                                           -------------

                      Date of fiscal year end: December 31
                                              ------------

                   Date of reporting period: December 31, 2008
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                           UBS EUCALYPTUS FUND, L.L.C.
                              FINANCIAL STATEMENTS
          WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




                                   YEAR ENDED
                                DECEMBER 31, 2008

                           UBS EUCALYPTUS FUND, L.L.C.
                              FINANCIAL STATEMENTS
          WITH REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




                                   YEAR ENDED
                                DECEMBER 31, 2008




                                    CONTENTS

Report of Independent Registered Public Accounting Firm .......................1

Statement of Assets, Liabilities and Members' Capital .........................2

Statement of Operations .......................................................3

Statements of Changes in Members' Capital .....................................4

Statement of Cash Flows .......................................................5

Financial Highlights ..........................................................6

Notes to Financial Statements .................................................7

Schedule of Portfolio Investments ............................................20

                     [GRAPHIC OMITTED]             Ernst & Young LLP
                       ERNST & YOUNG               5 Times Square
                                                   New York, New York 10036-6530

                                                   Tel: (212) 773-3000



            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE MEMBERS AND BOARD OF DIRECTORS OF
      UBS EUCALYPTUS FUND, L.L.C.

We have audited the accompanying statement of assets, liabilities and members' capital of UBS Eucalyptus Fund, L.L.C. (the "Fund"), including the schedule of portfolio investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and the disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UBS Eucalyptus Fund, L.L.C. at December 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its members' capital for each of the two years in the period the ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

February 23, 2009



                  A member firm of Ernst & Young Global Limited
                                                                               1

                                                                                        UBS EUCALYPTUS FUND, L.L.C.

                                                              STATEMENT OF ASSETS, LIABILITIES AND MEMBERS' CAPITAL

-------------------------------------------------------------------------------------------------------------------

                                                                                                  DECEMBER 31, 2008

-------------------------------------------------------------------------------------------------------------------

ASSETS

Investments in securities, at fair value (cost $190,874,103)                                          $161,284,355
Cash and cash equivalents                                                                                7,241,677
Unrealized appreciation on swaps                                                                         4,817,834
Receivables:
  Investments sold, not settled                                                                          4,713,253
  Due from broker                                                                                       16,642,204
  Interest                                                                                                 259,376
  Dividends                                                                                                226,620
Other assets                                                                                                 4,936
-------------------------------------------------------------------------------------------------------------------

TOTAL ASSETS                                                                                           195,190,255
-------------------------------------------------------------------------------------------------------------------

LIABILITIES

Securities sold, not yet purchased, at fair value (proceeds of sales $49,324,702)                       45,417,262
Options written at fair value (premiums $256,919)                                                           69,750
Payables:
  Investments purchased, not settled                                                                       854,504
  Withdrawals payable                                                                                    1,899,917
  Professional fees                                                                                        205,087
  Management Fee                                                                                           144,685
  Interest                                                                                                  25,109
  Administration fee                                                                                        24,062
  Dividends                                                                                                 10,770
  Other liabilities                                                                                         21,062
-------------------------------------------------------------------------------------------------------------------

TOTAL LIABILITIES                                                                                       48,672,208
-------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                                            $146,518,047
-------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL

Represented by:
Net capital contributions                                                                             $167,195,352
Accumulated net unrealized appreciation/(depreciation) on investments in securities,
  derivative contracts, and other assets and liabilities denominated in foreign currencies             (20,677,305)
-------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL                                                                                      $146,518,047
-------------------------------------------------------------------------------------------------------------------




   The accompanying notes are an integral part of these financial statements.

                                                                                        UBS EUCALYPTUS FUND, L.L.C.

                                                                                            STATEMENT OF OPERATIONS

-------------------------------------------------------------------------------------------------------------------

                                                                                       YEAR ENDED DECEMBER 31, 2008

-------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME

Dividends (less foreign withholding taxes of $135,904)                                                $  2,893,529
Interest                                                                                                 2,168,732
Other income                                                                                               102,148
-------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENT INCOME                                                                                  5,164,409
-------------------------------------------------------------------------------------------------------------------

EXPENSES

Management Fee                                                                                           2,337,812
Interest                                                                                                 1,612,695
Dividends                                                                                                1,026,511
Administration fee                                                                                         177,764
Professional fees                                                                                          177,490
Other expenses                                                                                             259,512
-------------------------------------------------------------------------------------------------------------------

TOTAL EXPENSES                                                                                           5,591,784
-------------------------------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                                                       (427,375)
-------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN/LOSS FROM INVESTMENTS

Net realized gain (loss) from:
  Investments                                                                                          (18,428,613)
  Swaps                                                                                                 (8,972,396)
  Short sales                                                                                           13,943,324
  Written Options                                                                                        2,681,578
  Foreign currency transactions                                                                             93,286
Net change in unrealized appreciation/depreciation from:
  Investments, derivative contracts and foreign currency transactions                                  (29,107,654)
-------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN/LOSS FROM INVESTMENTS                                                 (39,790,475)
-------------------------------------------------------------------------------------------------------------------

NET DECREASE IN MEMBERS' CAPITAL DERIVED FROM OPERATIONS                                              $(40,217,850)
-------------------------------------------------------------------------------------------------------------------




   The accompanying notes are an integral part of these financial statements.

                                                                                               UBS EUCALYPTUS FUND, L.L.C.
                                                                                 STATEMENTS OF CHANGES IN MEMBERS' CAPITAL
--------------------------------------------------------------------------------------------------------------------------

                                                                                    YEARS ENDED DECEMBER 31, 2007 AND 2008

--------------------------------------------------------------------------------------------------------------------------
                                                                          MANAGER            MEMBERS             TOTAL
--------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT JANUARY 1, 2007                                    $ 15,824,834       $265,538,035       $281,362,869

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
  Net investment income (loss)                                                4,884         (4,404,826)        (4,399,942)
  Net realized gain (loss) from investments, derivative
        contracts and foreign currency transactions                         450,062         82,151,211         82,601,273
  Net change in unrealized appreciation/depreciation
        from investments, derivative contracts and foreign
        currency transactions                                              (553,246)       (56,294,268)       (56,847,514)
Incentive allocation                                                      4,404,098         (4,404,098)                --
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN MEMBERS' CAPITAL
      DERIVED FROM OPERATIONS                                             4,305,798         17,048,019         21,353,817
--------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS
Manager and Members' withdrawals                                        (16,070,642)       (50,220,970)       (66,291,612)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN MEMBERS' CAPITAL
      DERIVED FROM CAPITAL TRANSACTIONS                                 (16,070,642)       (50,220,970)       (66,291,612)
--------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT DECEMBER 31, 2007                                  $  4,059,990       $232,365,084       $236,425,074
--------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) FROM OPERATIONS
Pro rata allocation:
  Net investment income (loss)                                               (2,057)          (425,318)          (427,375)
  Net realized gain (loss) from investments, derivative
        contracts and foreign currency transactions                          (8,744)       (10,674,077)       (10,682,821)
  Net change in unrealized appreciation/depreciation
        from investments, derivative contracts and foreign
        currency transactions                                               (30,014)       (29,077,640)       (29,107,654)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN MEMBERS' CAPITAL
      DERIVED FROM OPERATIONS                                               (40,815)       (40,177,035)       (40,217,850)
--------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL TRANSACTIONS
Manager and Members' withdrawals                                         (3,833,281)       (45,855,896)       (49,689,177)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN MEMBERS' CAPITAL
      DERIVED FROM CAPITAL TRANSACTIONS                                  (3,833,281)       (45,855,896)       (49,689,177)
--------------------------------------------------------------------------------------------------------------------------

MEMBERS' CAPITAL AT DECEMBER 31, 2008                                  $    185,894       $146,332,153       $146,518,047
--------------------------------------------------------------------------------------------------------------------------




   The accompanying notes are an integral part of these financial statements.
                                                                               4

                                                                             UBS EUCALYPTUS FUND, L.L.C.

                                                                                 STATEMENT OF CASH FLOWS

--------------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED DECEMBER 31, 2008

--------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in Members' capital derived from operations                                  $ (40,217,850)
Adjustments to reconcile net decrease in Member's capital derived from operations to net cash provided by operating activities:
  Purchases of investments                                                                 (257,122,716)
  Proceeds from disposition of investments                                                  312,300,730
  Proceeds received from short sales                                                        169,982,833
  Cost to cover short sales                                                                (159,760,671)
  Net realized (gain)/loss from investments and derivative contracts                          1,803,711
  Net accretion of bond discount and amortization of bond premium                                51,357
  Net change in unrealized appreciation/depreciation from investments,
    derivative contracts and foreign currency transactions                                   29,107,654
  Changes in assets and liabilities:
   (Increase) decrease in assets:
    Dividends                                                                                  (117,415)
    Due from brokers                                                                         45,801,936
    Interest                                                                                    159,975
    Investments sold, not settled                                                            (2,726,340)
    Other assets                                                                                 (4,936)
   Increase (decrease) in payables:
    Administration fee                                                                          (21,236)
    Dividends                                                                                    (4,518)
    Due to brokers                                                                          (69,533,755)
    Interest                                                                                   (281,736)
    Investments purchased, not settled                                                         (362,558)
    Management Fee                                                                             (145,402)
    Professional fees                                                                           (36,813)
    Other liabilities                                                                          (209,664)
--------------------------------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES                                                    28,662,586

CASH FLOWS FROM FINANCING ACTIVITIES
Manager withdrawals                                                                          (4,368,462)
Members' withdrawals                                                                        (46,245,426)
--------------------------------------------------------------------------------------------------------
NET CASH USED IN FINANCING ACTIVITIES                                                       (50,613,888)

Net decrease in cash and cash equivalents                                                   (21,951,302)
Cash and cash equivalents--beginning of year                                                 29,192,979
--------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS--END OF YEAR                                                    $   7,241,677
--------------------------------------------------------------------------------------------------------

SUPPLEMENTAL CASH FLOWS DISCLOSURE:
    Interest paid                                                                         $   1,894,431
--------------------------------------------------------------------------------------------------------




   The accompanying notes are an integral part of these financial statements.
                                                                               5

                                                                                             UBS EUCALYPTUS FUND, L.L.C.

                                                                                                    FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------

                                                                                                       DECEMBER 31, 2008

------------------------------------------------------------------------------------------------------------------------
     The following represents the ratios to average net assets and other supplemental information for the periods indicated:


                                                                     YEARS ENDED DECEMBER 31,
                                                                     ------------------------

                                         2008            2007            2006            2005            2004
                                         ----            ----            ----            ----            ----
     Ratio of net investment
     loss to average net assets(a)       (0.23%)         (1.67%)         (1.23%)         (1.48%)         (1.38%)

     Ratio of total expenses to
     average net assets(a)                2.98%           3.44%           2.81%           2.20%           1.94%

     Ratio of total expenses to
     average net assets after
     Incentive Allocation(a,b)            2.98%           5.11%           5.37%           3.82%           2.21%

     Portfolio turnover rate            116.78%         179.85%          65.08%          62.86%          57.85%

     Total return(c)                    (19.04%)          8.85%          13.48%          10.50%           3.91%

     Total return after
     Incentive Allocation(d)            (19.04%)          7.08%          10.78%           8.40%           3.13%

     Average debt ratio(a)               28.51%          25.11%          16.16%          11.15%           8.61%

     Net asset value at end of year   $146,518,047    $236,425,074    $281,362,869    $280,981,482    $281,519,204

     (a)  The average net assets used in the above ratios are calculated using pre-tender net assets.

     (b)  Ratio of total  expenses to average net assets  after  Incentive  Allocation  to the Manager may vary from the above for individual Members due to Incentive Allocation, if applicable, and timing of capital transactions.

     (c)  Total  return  assumes a purchase of an interest in the Fund at the  beginning of the period and a sale of the
          Fund  interest on the last day of the period noted,  and does not reflect the deduction of placement  fees, if any, incurred when subscribing to the Fund.

     (d)  Total  return  assumes a purchase of an interest in the Fund at the  beginning of the period and a sale of the
          Fund interest on the last day of the period noted,  after  Incentive  Allocation to the Manager,  and does not reflect the deduction of placement fees, if any, incurred when subscribing to the Fund. An individual member's ratios and return may vary from the above  based on  Incentive  Allocation,  if  applicable  and the timing of capital transactions.




   The accompanying notes are an integral part of these financial statements.
                                                                               6

                                                     UBS EUCALYPTUS FUND, L.L.C.

                                                   NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2008

--------------------------------------------------------------------------------

 1.  ORGANIZATION

     UBS Eucalyptus Fund, L.L.C. (the "Fund") was organized as a limited liability company under the laws of Delaware on August 26, 1999. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified management investment company. The Fund's investment objective is to seek long-term capital appreciation. The Fund pursues its investment objective by investing primarily in equity and equity related securities of health sciences companies worldwide, with an emphasis on companies in the biotechnology and pharmaceuticals sectors. Although the Fund will invest primarily in publicly traded securities, it may invest up to 15% of the value of its total assets (measured at the time of purchase) in restricted securities and other investments which are illiquid. Private securities typically will be purchased in negotiated transactions and will include among others, common stock, preferred stock and private investments in public equities ("PIPEs"). The Fund also may invest in securities of both established and emerging companies, the securities of which may be denominated in foreign currencies. The Fund commenced operations on November 22, 1999.

     The Fund's Board of Directors (the "Directors") has overall responsibility to manage and control the business affairs of the Fund, including the exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Directors have engaged UBS Eucalyptus Management, L.L.C. (the "Manager") a Delaware limited liability company, to provide investment advice to the Fund.

     The Manager is a joint venture between UBS Fund Advisor, L.L.C. ("UBSFA") and OrbiMed Advisors, L.L.C. ("OrbiMed"). UBSFA is the Managing Member of the Manager and is a direct, wholly-owned subsidiary of UBS Americas, Inc., which is a wholly-owned subsidiary of UBS AG and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Investment professionals employed by OrbiMed manage the Fund's investment portfolio on behalf of the Manager under the oversight of UBSFA's personnel. OrbiMed is also registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

 2.  SIGNIFICANT ACCOUNTING POLICIES

     A.  PORTFOLIO VALUATION

     On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. Under FAS 157, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The adoption of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. FAS 157 was adopted as of January 1, 2008 by the Fund.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2008

--------------------------------------------------------------------------------

 2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A. PORTFOLIO VALUATION (CONTINUED)

     Various inputs are used in determining the fair value of the Fund's investments relating to FAS 157. These inputs are summarized in the three broad levels listed below.

     LEVEL 1--quoted prices in active markets for identical securities.
     LEVEL 2--other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment spreads, credit risk, etc.) LEVEL 3--significant unobservable inputs (including indicative non-binding broker quotes.)

     Net asset value of the Fund is determined by or at the direction of the Manager as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Directors.

     Securities traded on a foreign securities exchange are valued at their last sales prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities sold, not yet purchased, as reported by such exchange.

     Domestic exchange traded securities and securities included in the NASDAQ National Market System are valued at their last composite sales prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities are valued based upon their composite bid prices for securities held long, or their composite ask prices for securities sold, not yet purchased, as reported by such exchanges.

     Listed options are valued using last sales prices as reported by the exchange with the highest reported daily volume for such options or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported. Other marketable securities for which market quotations are readily available are valued at their bid prices, or ask prices in the case of securities sold, not yet purchased, as obtained from one or more dealers making markets for such securities.

     If market quotations are not readily available, the fair values of the securities described above are determined in good faith by, or under the supervision of, the Directors in consultation with the Manager. The Fund holds no such securities at December 31, 2008.

     When the Fund purchases restricted securities of a class that has been sold to the public or PIPEs, fair valuation would often be market value less a discount to reflect contractual or legal restrictions limiting resale for those securities. Such discount is reduced over the period of the restriction.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2008

--------------------------------------------------------------------------------

 2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A. PORTFOLIO VALUATION (CONTINUED)

     Private securities including warrants are valued pursuant to the Fund's valuation procedures. In such situations, the Fund's investments are valued in a manner that the Manager, following procedures approved by the Directors, determines best reflects their fair value. At each reporting date, privately held debt and equity securities are valued based on an analysis of various factors including, but not limited to, the portfolio company's operating performance and financial condition and general market conditions that could impact the valuation. When an external event occurs, such as a purchase transaction, public offering or subsequent equity sale, the pricing indicated by that external event is utilized to corroborate the Fund's valuation of the debt and equity securities. The Fund periodically reviews the valuation of its portfolio companies that have not been involved in a qualifying external event to determine if the enterprise value of the portfolio company may have increased or decreased since the last valuation measurement date. The Fund may consider, but is not limited to, industry valuation methods such as price to enterprise value or price to equity ratios, discounted cash flows, valuation comparisons to comparable public companies or other industry benchmarks in its evaluation of the fair value of its investment.

     The valuation process described above represents a good faith approximation of the value of an asset and is used where there is no public market or possibly no market at all for a company's securities. The fair value established may differ significantly from the values that would have been used had a ready market for the securities existed and the differences could be material. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the gains or losses ultimately realized on these investments to be different than the valuations currently assigned. As a result, the Fund's issuance or repurchase of its interests at a time when it owns securities which utilize valuation techniques that are not readily observable and significant to the fair value measurement may have the effect of diluting or increasing the economic interest of existing investors.

     All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close.

     On occasion, the values of such foreign securities and exchange rates may be affected by significant events occurring between the time when determination of such values or exchange rates are made and the time that the net asset value of the Fund is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities are valued as determined in good faith by, or under the supervision of, the Directors. The Fund held no such securities or liabilities at December 31, 2008.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2008

--------------------------------------------------------------------------------

 2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A. PORTFOLIO VALUATION (CONTINUED)

     Foreign-denominated assets may involve more risks than domestic transactions, including political, economic, and regulatory risk. Risks may also arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     The Fund may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets, Liabilities and Members' Capital as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

     In writing an option, the Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

     The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2008

--------------------------------------------------------------------------------

 2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     A. PORTFOLIO VALUATION (CONTINUED)

     ---------------------------------------------------------------------------------------------------------------------
                                                                                                      INVESTMENTS IN
                                                                                                   SECURITIES SOLD, NOT
                                                                            OTHER FINANCIAL         YET PURCHASED AND
     VALUATION INPUTS                       INVESTMENTS IN SECURITIES        INSTRUMENTS *          WRITTEN OPTIONS **
     ---------------------------------------------------------------------------------------------------------------------
     Level 1 - Quoted Prices                      $150,476,139                 $       --              $(45,487,012)
     ---------------------------------------------------------------------------------------------------------------------
     Level 2 - Other Significant
     Observable Inputs                               1,545,743                  4,817,834                        --
     ---------------------------------------------------------------------------------------------------------------------
     Level 3 - Other Significant
     Unobservable Inputs                             9,262,473                         --                        --
     ---------------------------------------------------------------------------------------------------------------------
     Total                                        $161,284,355                 $4,817,834              $(45,487,012)
     ---------------------------------------------------------------------------------------------------------------------

      * Other Financial Instruments include swaps.
     ** This column includes $69,750 in Options written at value, which are all classified as Level 1 securities at December 31, 2008.

     The  following  is  a  reconciliation   of  assets  in  which   significant
     unobservable inputs (Level 3) were used in determining fair value:

     -----------------------------------------------------------------------------------------------
                                                                    INVESTMENTS IN SECURITIES
     -----------------------------------------------------------------------------------------------
     BALANCE AS OF DECEMBER 31, 2007                                        $ 7,250,507
     -----------------------------------------------------------------------------------------------
       Accrued discounts/premiums                                               185,149
     -----------------------------------------------------------------------------------------------
       Realized gain/(loss)                                                     174,685
     -----------------------------------------------------------------------------------------------
       Change in unrealized appreciation/depreciation                        (2,445,305)
     -----------------------------------------------------------------------------------------------
       Net purchases/(sales)                                                  4,097,437
     -----------------------------------------------------------------------------------------------
       Transfers in and/or out of Level 3                                            --
     -----------------------------------------------------------------------------------------------
     BALANCE AS OF DECEMBER 31, 2008                                        $ 9,262,473
     -----------------------------------------------------------------------------------------------

     The fair value of the Fund's assets and liabilities which qualify as financial instruments under statement of Financial Accounting Standards No. 107, "Disclosures about Fair Value of Financial Instruments," approximates the carrying amounts presented in the Statement of Assets, Liabilities and Members' Capital.

     B. SECURITIES TRANSACTIONS AND INCOME RECOGNITION

     Securities transactions, including related revenue and expenses, are recorded on a trade-date basis and dividends are recorded on an ex-dividend date basis net of foreign withholding taxes and

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2008

--------------------------------------------------------------------------------

 2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     B. SECURITIES TRANSACTIONS AND INCOME RECOGNITION (CONTINUED)

     reclaims, if applicable. Interest income and expense are recorded on the accrual basis. Premiums and discounts on debt securities are amortized/accreted to interest expense/income using the interest method. Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gain or loss from foreign currency transactions represent net foreign exchange gain or loss from forward foreign currency contracts, disposition of foreign currencies, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain or loss arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

     C. FUND COSTS

     The Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund's account; legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value, including valuation services provided by third parties; costs of insurance; registration expenses; organization costs; expenses of meetings of Directors and Members; all costs with respect to communications to Members; and other types of expenses approved by the Directors.

     D. INCOME TAXES

     The Fund has reclassified $427,375 and $10,682,821 from accumulated net investment loss and accumulated net realized loss on investments, derivative contracts and foreign currency transactions respectively, to net capital contributions during the year ended December 31, 2008. The reclassification was to reflect, as an adjustment to net contributions, the amount of estimated taxable income or loss that have been allocated to the Fund's Members as of December 31, 2008 and had no effect on net assets.

     The Fund is subject to the provisions of Financial Accounting Standards Board (FASB) Interpretation 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2008

--------------------------------------------------------------------------------

 2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     D. INCOME TAXES (CONTINUED)

     likely to be realized. Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2007) and the positions to be taken for the federal income tax return to be filed for the tax year ended December 31, 2008 and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended December 31, 2008, the Fund did not incur any interest or penalties.

     Each Member is individually required to report on its own tax return its distributive share of the Fund's taxable income or loss.

     E. CASH AND CASH EQUIVALENTS

     Cash and cash equivalents consist of monies invested in a PNC Bank, NA account which pays money market rates and are accounted for at cost plus accrued interest which is included in interest receivable on the Statement of Assets, Liabilities and Members' Capital.

     F. USE OF ESTIMATES

     The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. The Manager believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

 3.  RELATED PARTY TRANSACTIONS

     UBSFA provides certain management and administrative services to the Fund, including, among other things, providing office space and other support services to the Fund. In consideration for such services, the Fund pays UBSFA a monthly management fee (the "Management Fee") at an annual rate of 1.25% of the Fund's net assets, excluding assets attributable to the Manager's capital account. The Fee is paid to UBSFA out of the Fund's assets and debited against the Members' capital accounts, excluding the Manager's capital account. A portion of the Fee is paid by UBSFA to OrbiMed.

     UBS Financial Services Inc. ("UBS FSI"), a wholly-owned subsidiary of UBS Americas, Inc., acts as a placement agent for the Fund, without special compensation from the Fund, and bears its own costs associated with its activities as placement agent. Placement fees, if any, charged on

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2008

--------------------------------------------------------------------------------

 3.  RELATED PARTY TRANSACTIONS (CONTINUED)

     contributions are debited against the contribution amounts to arrive at a net subscription amount. The placement fee does not constitute assets of the Fund.

     The Fund may execute portfolio transactions through UBS FSI and its affiliates. During the year ended December 31, 2008, UBS FSI and its affiliates did not execute portfolio transactions on behalf of the Fund.

     The net increase (or decrease) in Members' capital derived from operations (net income or loss) is initially allocated to the capital accounts of all Members on a pro-rata basis, other than the Management Fee which is similarly allocated to all Members other than the Manager as described above. At the end of the twelve month period following the admission of a Member to the Fund and generally at the end of each fiscal year thereafter, upon a Member's withdrawal from the Fund, the Manager is entitled to an incentive allocation (the "Incentive Allocation") of 20% of the net profits, (defined as net increase in Members' Capital derived from operations) if any, that would have been credited to the Member's capital account for such period. The Incentive Allocation will be made only with respect to net profits that exceed any net losses previously debited from the account of such Member which have not been offset by any net profits subsequently credited to the account of the Member.

     The Incentive Allocation for the year ended December 31, 2008 and the year ended December 31, 2007 was $0 and $4,404,098; respectively, and has been recorded as an increase to the Manager's capital account, such amount is not eligible to receive a pro-rata share of the income/expense and gain or loss of the Fund.

     For Members which were not in the Fund for twelve months as of the years ended December 31, 2008 and December 31, 2007, an Incentive Allocation period has not occurred and therefore no amount has been recorded in the financial statements with respect to such Members.

     Initial and additional applications for interests by eligible Members may be accepted at such times as the Fund may determine and are generally accepted monthly. The Fund reserves the right to reject any application for interests.

     The Fund from time to time may offer to repurchase interests pursuant to written tenders to Members. These repurchases will be made at such times and on such terms as may be determined by the Directors, in their complete and exclusive discretion. The Manager expects that, generally, it will recommend to the Directors that the Fund offer to repurchase interests from Members twice each year in March and September. A Member's interest, or portion thereof, in the Fund can only be

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2008

--------------------------------------------------------------------------------

 3.  RELATED PARTY TRANSACTIONS (CONTINUED)

     transferred or assigned (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of a Member, or (ii) with the written approval of the Directors, which may be withheld in their sole and absolute discretion.

     Each Director of the Fund receives a retainer of $7,500 plus a fee for each meeting attended. The Chairman of the Board of Directors and the Chairman of the Audit Committee of the Board of Directors each receive an additional annual retainer in the amounts of $10,000 and $15,000, respectively. These additional annual retainer amounts are paid for by the Fund on a pro-rata basis with eleven other UBS funds where UBSFA is the investment adviser. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Directors for the year ended December 31, 2008 were $59,591, which is included in other expenses.

     As described in the private placement memorandum, certain brokerage arrangements provide that OrbiMed receives soft dollar credits related to brokerage commissions paid by the Fund and other clients. Such credits can be used by OrbiMed for research and related services that would then be paid for, or provided by, the broker. The research services obtained by OrbiMed through the use of soft dollar credits can be for the benefit of the Fund or other accounts managed by OrbiMed.

 4.  ADMINISTRATION AND CUSTODIAN FEES

     PFPC Trust Company (an affiliate of PNC Bank, NA) serves as custodian (the "Custodian") of the Fund's assets and provides custodial services for the Fund. The Custodian entered into a service agreement whereby PNC Bank, NA provides securities clearance functions.

     PNC Global Investment Servicing (U.S.), Inc. ("PNC"), formerly PFPC Inc., a member of the PNC Financial Services Group, Inc., serves as Administrative and Accounting Agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and Member related services. PNC receives a monthly fee primarily based upon (i) the average net assets of the Fund subject to a minimum monthly fee, and (ii) the aggregate net assets of the Fund and certain other investment funds sponsored or advised by UBS Americas, Inc. or its affiliates. Additionally, the Fund reimburses certain out of pocket expenses incurred by PNC.

 5.  SECURITIES TRANSACTIONS

     Aggregate purchases and proceeds from sales of investment securities for the year ended December 31, 2008 amounted to $416,883,387 and $482,283,563, respectively. Included in these amounts are purchases and proceeds from securities sold, not yet purchased and written options amounting to $159,760,671 and $169,982,833, respectively.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2008

--------------------------------------------------------------------------------

 5.  SECURITIES TRANSACTIONS (CONTINUED)

     At  December  31,  2008,  the tax  basis of  investments  was  $152,379,364 resulting in accumulated net unrealized depreciation on investments of $36,582,021 which consists of $18,773,139 gross unrealized appreciation and $55,355,160 gross unrealized depreciation. The difference between the book and tax basis of investments is primarily attributable to wash sales.

 6.  DUE TO BROKERS

     The Fund has the ability to trade on margin and, in that connection, may borrow funds from brokers and banks for investment purposes. Trading in equity securities on margin involves an initial cash requirement representing at least 50% of the underlying security's value with respect to transactions in U.S. markets and varying percentages with respect to transactions in foreign markets. The 1940 Act requires the Fund to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the Fund incurs the indebtedness. The Fund pledges securities as collateral for the margin borrowings, which are maintained in a segregated account held by the Custodian. For the year ended December 31, 2008, the Fund's average interest rate paid on borrowings was 2.51% per annum and the average borrowings outstanding were $53,586,843. The Fund had no borrowings outstanding at December 31, 2008. Interest expense, relating to these borrowings, for the year ended December 31, 2008 was $1,612,695 of which $0 was payable at December 31, 2008. The Fund pledges securities in an account at the Custodian, for the benefit of the prime broker, to meet margin requirements as determined by the prime broker.

 7.  DUE FROM BROKERS

     Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk as the Fund's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the Statement of Assets, Liabilities and Members' Capital. The cash due from brokers (Morgan Stanley & Co. Incorporated and Goldman Sachs & Co.) is primarily related to securities sold, not yet purchased; its use is therefore restricted until the securities are purchased. Accordingly, the Fund has a concentration of individual counterparty credit risk with the prime broker.

 8. DERIVATIVE CONTRACTS AND FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK

     Derivative   contracts  serve  as  components  of  the  Fund's   investment
     strategies and are utilized to structure and hedge investments to enhance performance and reduce risk to the Fund as well as for

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2008

--------------------------------------------------------------------------------

 8. DERIVATIVE CONTRACTS AND FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK (CONTINUED)

     speculative purposes and other independent profit opportunities. The derivative contracts that the Fund holds include foreign currency forwards and futures contracts, options, and swaps. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the Statement of Assets, Liabilities and Members' Capital.

     Swaps represent agreements that obligate two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or otherwise determined notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Therefore, amounts required for the future satisfaction of the swap may be greater or less than the amount recorded. The ultimate gain or loss depends upon the price or rate at which the underlying financial instrument of the swap is valued at the swap's settlement date. The Fund is subject to the market risk associated with changes in the value of the underlying asset, as well as exposure to credit risk associated with counterparty nonperformance on swap contracts which is limited to the unrealized gains inherent in such contracts which are recognized on the Statement of Assets, Liabilities and Members' Capital. The unrealized gain or loss, rather than the contract amount, represents the approximate cash to be received or paid, respectively. A realized gain or loss is recorded upon payment or receipt of a periodic payment or termination of swap agreements.

     The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell forward contracts to seek to increase total return. All commitments are "marked-to-market" daily at the applicable translation rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements.

     The Fund records realized gains or losses at the time a forward contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     During the year ended December 31, 2008, the Fund did not trade any forward foreign currency or futures contracts.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2008

--------------------------------------------------------------------------------

 8. DERIVATIVE CONTRACTS AND FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK (CONTINUED)

     Written option activity for the year ended December 31, 2008 for UBS Eucalyptus Fund, L.L.C., is as follows:

     ----------------------------------------------------------------------------------------------------
                                                                                  Amount of premiums
                                                       Number of contracts             received
     ----------------------------------------------------------------------------------------------------
        Options outstanding at
        December 31, 2007                                    9,740                    $ 1,640,221
     ----------------------------------------------------------------------------------------------------
        Options written                                     96,366                     12,286,018
     ----------------------------------------------------------------------------------------------------
        Options terminated in closing
        purchase transactions                              (48,334)                    (7,100,901)
     ----------------------------------------------------------------------------------------------------
        Options expired prior to
        exercise                                           (55,972)                    (6,568,419)
     ----------------------------------------------------------------------------------------------------
        Options outstanding at
        December 31, 2008                                    1,800                    $   256,919
     ----------------------------------------------------------------------------------------------------

     During the year ended December 31, 2008, the net realized loss on written option contracts was $2,681,578.

 9.  INDEMNIFICATION AND FINANCIAL GUARANTEES

     In the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. Future events could occur that lead to the execution of these provisions against the Fund. Based on its history and experience, management feels that the likelihood of such an event is remote.

     In the normal course of trading activities, the Fund trades and holds certain fair-valued derivative contracts, which constitutes guarantees under FASB Interpretation 45, GUARANTORS' ACCOUNTING AND DISCLOSURE REQUIREMENTS FOR GUARANTEES, INCLUDING INDIRECT GUARANTEES OF INDEBTEDNESS OF OTHERS. Such contracts include written put options, where the Fund would be obligated to purchase securities at specified prices, i.e. the options are exercised by the counterparties. The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. At December 31, 2008 the Fund had maximum payout amounts of approximately $1,612,500 relating to written put option contracts, which expire between 1 and 2 months. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

                                                     UBS EUCALYPTUS FUND, L.L.C.

--------------------------------------------------------------------------------

                                                               DECEMBER 31, 2008

--------------------------------------------------------------------------------

 9.  INDEMNIFICATION AND FINANCIAL GUARANTEES (CONTINUED)

     The fair value of written put option contracts as of December 31, 2008 is $69,750 and is included as a liability in written options, at market value on the Statement of Assets, Liabilities and Members' Capital.

10.  NEW ACCOUNTING PRONOUNCEMENTS

     STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 161 (FAS 161)

     In March 2008, the FASB released Statement of Financial Accounting Standards No. 161 "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements and the accompanying notes has not yet been determined.

                                                                                               UBS EUCALYPTUS FUND, L.L.C.
                                                                                         SCHEDULE OF PORTFOLIO INVESTMENTS
--------------------------------------------------------------------------------------------------------------------------
                                                                                                         DECEMBER 31, 2008

                    INVESTMENTS IN SECURITIES (110.08%)
                    -----------------------------------
          PAR                                                                                                 FAIR VALUE
--------------------------------------------------------------------------------------------------------------------------
                    CORPORATE BONDS (6.08%)
                    -----------------------
                    MEDICAL - BIOMEDICAL/GENETICS (1.20%)
       $2,161,000   American Oriental Bioengineering, 5.00%, 07/15/15 (a)                                    $  1,748,897
                                                                                                             ------------

                    MEDICAL - DRUGS (4.80%)
        1,857,172   Cinacalcet Royalty Sub LLC., 144A, 8.00%, 03/30/17 (a)                                      2,005,745
        1,700,000   Ledgemont Royalty Sub LLC., 16.00%, 11/05/24 (a)                                            1,496,000
        2,852,000   Oscient Pharmaceuticals, 12.50%, 01/15/11 (a)                                                 598,920
        3,575,951   Rotavirus Royalty Sub LLC., 144A, 8.219%, 10/15/14 *,(a)                                    2,932,280
                                                                                                             ------------
                                                                                                                7,032,945
                                                                                                             ------------

                    THERAPEUTICS (0.08%)
          600,000   Vion Pharmaceuticals, Inc., (Callable 02/15/10 @ 100.00), 7.75%, 02/15/12 (a)                 120,000
                                                                                                             ------------
                    TOTAL CORPORATE BONDS (Cost $11,922,197)                                                    8,901,842
                                                                                                             ------------

         SHARES
     --------------
                    COMMON STOCK (103.13%)
                    ----------------------
                    DENTAL SUPPLIES & EQUIPMENT (2.11%)
          353,200   Align Technology, Inc.  *,(b)                                                               3,090,500
                                                                                                             ------------

                    DIAGNOSTIC EQUIPMENT (3.47%)
          253,100   Affymetrix, Inc.  *                                                                           756,769
          101,000   Gen-Probe, Inc.  *,(b)                                                                      4,326,840
                                                                                                             ------------
                                                                                                                5,083,609
                                                                                                             ------------

                    DRUG DELIVERY SYSTEMS (0.24%)
          310,500   Antares Pharma, Inc.  *                                                                       114,885
          551,900   AP Pharma, Inc.  *                                                                            231,798
                                                                                                             ------------
                                                                                                                  346,683
                                                                                                             ------------

                    MEDICAL - BIOMEDICAL/GENETICS (46.93%)
          186,500   Amgen, Inc.  *,(b)                                                                         10,770,375
          465,900   Ariad Pharmaceuticals, Inc.  *,(b)                                                            396,015
          189,300   Biogen Idec, Inc.  *,(b)                                                                    9,016,359
           26,100   Celgene Corp.  *                                                                            1,442,808
          670,000   Cytokinetics, Inc.  *,(b)                                                                   1,909,500
          177,000   Dendreon Corp.  *,(b)                                                                         810,660
          485,000   Exelixis, Inc.  *,(b)                                                                       2,434,700
          625,000   Genelabs Technologies, Inc.  *,(b)                                                            806,250
          167,600   Genentech, Inc.  *,(b)                                                                     13,895,717
           81,700   Genzyme Corp.  *                                                                            5,422,429
          200,500   Gilead Sciences, Inc.  *,(b)                                                               10,253,570
          103,500   InterMune, Inc.  *,(b)                                                                      1,095,030
          560,000   Neose Technologies, Inc.  *,(c)                                                               190,400
           73,000   Novelos Therapeutics, Inc.  *                                                                  34,310
           77,500   OSI Pharmaceuticals, Inc.  *,(b)                                                            3,026,375
          330,000   Targeted Genetics Corp.  *,(c)                                                                 72,600
           27,100   United Therapeutics Corp.  *,(b)                                                            1,695,105
          146,000   Vertex Pharmaceuticals, Inc.  *,(b)                                                         4,435,480




     The preceding notes are an integral part of these financial statements.
                                                                              20

                                                                                               UBS EUCALYPTUS FUND, L.L.C.
                                                                             SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                         DECEMBER 31, 2008

         SHARES                                                                                               FAIR VALUE
--------------------------------------------------------------------------------------------------------------------------
                    COMMON STOCK (CONTINUED)
                    ------------------------
                    MEDICAL - BIOMEDICAL/GENETICS (CONTINUED)
        1,705,301   XOMA, Ltd.  *                                                                            $  1,057,287
                                                                                                             ------------
                                                                                                               68,764,970
                                                                                                             ------------

                    MEDICAL - DRUGS (31.30%)
          390,000   Bristol-Myers Squibb Co.  (b)                                                               9,067,500
          485,000   Elan Corp. PLC - (Ireland) *,**, (b)                                                        2,910,000
           14,100   Grifols SA - (Spain) **                                                                       241,272
          870,000   Indevus Pharmaceuticals, Inc.  *,(b)                                                        2,731,800
           93,000   Infinity Pharmaceuticals, Inc.  *,(b)                                                         743,070
           77,000   Nichi-iko Pharmaceutical Co., Ltd. - (Japan) **                                             2,357,143
          713,000   Oscient Pharmaceuticals Corp  *                                                               128,340
          543,600   Poniard Pharmaceuticals, Inc.  *,(b)                                                        1,049,148
          275,900   Schering-Plough Corp.                                                                       4,698,577
          270,000   Shionogi & Co., Ltd. - (Japan) **, (b)                                                      6,835,631
           99,000   Shire Pharmaceuticals GR - (United Kingdom) **, (b), (d)                                    4,433,220
          605,775   Skyepharma PLC - (United Kingdom) *,**                                                      1,214,983
          252,000   Wyeth  (b)                                                                                  9,452,520
                                                                                                             ------------
                                                                                                               45,863,204
                                                                                                             ------------

                    MEDICAL - GENERIC DRUGS (8.16%)
            2,600   Acino Holding AG - (Switzerland) **                                                           561,845
           40,500   Impax Laboratories, Inc.  *,(a),(b)                                                           360,045
          378,400   Nippon Chemiphar Co., Ltd. - (Japan) **, (b)                                                1,168,803
          236,000   Par Pharmaceutical Co., Inc.  *,(b)                                                         3,164,760
           60,000   Sawai Pharmaceutical Co., Ltd. - (Japan) **                                                 2,932,157
           24,900   Teva Pharmaceutical Industries, Ltd. - (Israel) **, (d)                                     1,059,993
           62,000   Towa Pharmaceutical Co., Ltd. - (Japan) **                                                  2,708,439
                                                                                                             ------------
                                                                                                               11,956,042
                                                                                                             ------------

                    MEDICAL PRODUCTS (0.18%)
            7,100   Covidien Ltd. - (Bermuda) **                                                                  257,304
                                                                                                             ------------

                    PATIENT MONITORING EQUIPMENT (0.25%)
           64,400   Aspect Medical Systems, Inc.  *,(b)                                                           219,604
            4,900   Masimo Corporation  *,(b)                                                                     146,167
                                                                                                             ------------
                                                                                                                  365,771
                                                                                                             ------------

                    THERAPEUTICS (9.89%)
          635,000   Allos Therapeutics, Inc.  *,(b)                                                             3,886,200
          186,600   Altus Pharmaceuticals, Inc.  *                                                                 98,898
          257,400   BioMarin Pharmaceutical, Inc.  *,(b)                                                        4,581,720
          144,000   Onyx Pharmaceuticals, Inc.  *,(b)                                                           4,919,040
          184,800   QLT, Inc. - (Canada) *,**                                                                     445,368
          419,100   Trimeris, Inc.  (b)                                                                           561,594
                                                                                                             ------------
                                                                                                               14,492,820
                                                                                                             ------------

                    VENTURE CAPITAL (0.60%)
           22,800   HBM BioVentures AG - (Switzerland) *,**                                                       878,282
                                                                                                             ------------
                    TOTAL COMMON STOCK (Cost $177,464,689)                                                    151,099,185
                                                                                                             ------------




     The preceding notes are an integral part of these financial statements.
                                                                              21

                                                                                               UBS EUCALYPTUS FUND, L.L.C.
                                                                             SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                         DECEMBER 31, 2008

         SHARES                                                                                               FAIR VALUE
--------------------------------------------------------------------------------------------------------------------------
                    PREFERRED STOCKS (0.67%)
                    ------------------------

                    MEDICAL - BIOMEDICAL/GENETICS (0.67%)
               27   Novelos Therapeutics, Inc., Series D  *,(c)                                              $    982,299
                                                                                                             ------------
                    TOTAL PREFERRED STOCKS (Cost $1,300,000)                                                      982,299
                                                                                                             ------------

                    WARRANTS (0.20%)
                    ----------------
                    DIAGNOSTIC KITS (0.01%)
          224,000   Adaltis, Inc., CAD 2.20, 05/02/12 *,**, (c)                                                     9,072
                                                                                                             ------------

                    MEDICAL - BIOMEDICAL/GENETICS (0.18%)
          100,600   Entremed, Inc., $3.50, 12/27/09  *,(c)                                                             --
          125,000   Genelabs Technologies, Inc., $2.08, 09/26/12  *,(c)                                                --
          100,000   MicroIslet, Inc., $1.00, 03/16/09  *,(c)                                                           --
          252,000   Neose Technologies, Inc., $1.96, 03/09/12  *,(c)                                               20,160
          650,000   Novelos Therapeutics, Inc., $1.25, 05/02/12  *,(c)                                            221,000
               45   Orchid Cellmark, Inc., $21.70, 07/24/11  *,(c)                                                     --
               45   Orchid Cellmark, Inc., $23.50, 09/20/11  *,(c)                                                     --
              120   Orchid Cellmark, Inc., $8.05, 12/12/11  *,(c)                                                      --
          182,250   Prana Biotechnology, Ltd., $8.00, 04/28/09 - (Australia) *,**, (c), (e)                            --
          330,000   Targeted Genetics Corp., $3.25, 06/22/12  *,(c)                                                26,400
                                                                                                             ------------
                                                                                                                  267,560
                                                                                                             ------------

                    MEDICAL - DRUGS (0.00%)
           43,750   Oscient Pharmaceutical Corp., $2.22, 04/06/11 *,(c)                                             1,313
                                                                                                             ------------

                    THERAPEUTICS (0.01%)
          750,000   Adherex Technologies, Inc., CAD .40, 02/21/10 *,**, (c)                                            --
          224,991   Neurogen Corp., $2.30, 04/11/13 *                                                              22,498
           19,500   Vion Pharmaceuticals, Inc., $2.00, 02/15/10 *, (a), (c)                                           586
                                                                                                             ------------
                                                                                                                   23,084
                                                                                                             ------------
                    TOTAL WARRANTS (Cost $187,217)                                                                301,029
                                                                                                             ------------
                    INVESTMENTS IN SECURITIES (Cost $190,874,103)                                             161,284,355
                                                                                                             ------------

                    SECURITIES SOLD, NOT YET PURCHASED ((31.05)%)
                    ---------------------------------------------
                    COMMON STOCK SOLD, NOT YET PURCHASED ((31.00)%)
                    -----------------------------------------------
                    DRUG DELIVERY SYSTEMS ((1.60)%)
         (219,800)  Alkermes, Inc.  *                                                                          (2,340,870)
                                                                                                             ------------

                    MEDICAL - BIOMEDICAL/GENETICS ((6.71)%)
          (65,400)  Alnylam Pharmaceuticals, Inc.  *                                                           (1,617,342)
         (890,300)  Ark Therapeutics Group PLC - (United Kingdom) *,**                                           (502,412)
         (184,200)  Bioms Medical Corp. - (Canada) *,**                                                          (522,236)
          (22,600)  Genmab A/S - (Denmark) *,**                                                                  (856,788)
          (74,000)  Illumina, Inc.  *                                                                          (1,927,700)
          (45,500)  Myriad Genetics, Inc.  *                                                                   (3,014,830)
          (70,000)  Sequenom Inc  *                                                                            (1,388,800)
                                                                                                             ------------
                                                                                                               (9,830,108)
                                                                                                             ------------

                    MEDICAL - DRUGS ((16.84)%)
         (242,000)  Chugai Pharmaceutical Co., Ltd. - (Japan) **                                               (4,599,735)
         (180,000)  Daiichi Sankyo Co., Ltd. - (Japan) **                                                      (4,169,884)




     The preceding notes are an integral part of these financial statements.
                                                                              22

                                                                                               UBS EUCALYPTUS FUND, L.L.C.
                                                                             SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                         DECEMBER 31, 2008

         SHARES                                                                                               FAIR VALUE
--------------------------------------------------------------------------------------------------------------------------
                    COMMON STOCK SOLD, NOT YET PURCHASED (CONTINUED)
                    ------------------------------------------------
                    MEDICAL - DRUGS (CONTINUED)
         (250,000)  Dainippon Sumitomo Pharma Co., Ltd. - (Japan) **                                         $ (2,294,540)
          (81,000)  Eli Lilly & Co.                                                                            (3,261,870)
         (150,100)  H. Lundbeck A/S - (Denmark) **                                                             (3,083,488)
          (75,000)  Mitsubishi Tanabe Pharma Corp. - (Japan) **                                                (1,114,451)
          (80,300)  Ono Pharmaceutical Co., Ltd. - (Japan) **                                                  (4,136,800)
          (35,100)  Pharmasset, Inc.  *                                                                          (460,161)
          (72,600)  Pozen, Inc.  *                                                                               (365,904)
          (52,000)  Valeant Pharmaceuticals International  *                                                   (1,190,800)
                                                                                                             ------------
                                                                                                              (24,677,633)
                                                                                                             ------------

                    MEDICAL - GENERIC DRUGS ((1.41)%)
          (64,000)  Perrigo Company                                                                            (2,067,840)
                                                                                                             ------------

                    MEDICAL PRODUCTS ((2.00)%)
          (51,300)  Hospira, Inc.  *                                                                           (1,375,866)
          (72,800)  Luminex Corp.  *                                                                           (1,555,008)
                                                                                                             ------------
                                                                                                               (2,930,874)
                                                                                                             ------------

                    OPTICAL SUPPLIES ((0.79)%)
          (24,700)  Essilor International  SA - (France) **                                                    (1,152,598)
                                                                                                             ------------

                    THERAPEUTICS ((1.65)%)
          (30,500)  CV Therapeutics, Inc.  *                                                                     (280,905)
          (97,000)  Cypress Bioscience, Inc.  *                                                                  (663,480)
          (76,300)  Isis Pharmaceuticals, Inc.  *                                                              (1,081,934)
          (42,000)  Questcor Pharmaceuticals, Inc.  *                                                            (391,020)
                                                                                                             ------------
                                                                                                               (2,417,339)
                                                                                                             ------------
                    TOTAL COMMON STOCK SOLD, NOT YET PURCHASED (Cost $(49,324,702))                           (45,417,262)
                                                                                                             ------------

    NUMBER OF
    CONTRACTS
-------------------
                    WRITTEN OPTIONS ((0.05)%)
                    -------------------------
                    MEDICAL - GENERIC DRUGS ((0.03)%)
           (1,050)  Mylan, Inc., $10.00 01/17/09 Put                                                              (47,250)
                                                                                                             ------------

                    MEDICAL INSTRUMENTS ((0.02)%)
             (750)  Boston Scientific, $7.50 01/17/09 Put                                                         (22,500)
                                                                                                             ------------
                    TOTAL WRITTEN OPTIONS (Premiums $(256,919))                                                   (69,750)
                                                                                                             ------------

                    DERIVATIVE CONTRACTS (3.29%)
                    ----------------------------
                    SWAPS (3.29%)
                    Equity Swap, long exposure                                                                    155,826
                    Equity Swap, short exposure                                                                 4,662,008
                                                                                                             ------------
                    TOTAL SWAPS --                                                                              4,817,834
                                                                                                             ------------
                    TOTAL DERIVATIVE CONTRACTS - NET --                                                         4,817,834
                                                                                                             ------------




     The preceding notes are an integral part of these financial statements.
                                                                              23

                                                                                               UBS EUCALYPTUS FUND, L.L.C.
                                                                             SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------------------------------------------------
                                                                                                         DECEMBER 31, 2008

         TOTAL INVESTMENTS IN SECURITIES, SECURITIES SOLD, NOT YET
         PURCHASED AND DERIVATIVE CONTRACTS -- 82.32%                                                         120,615,177
                                                                                                             ------------
         OTHER ASSETS IN EXCESS OF OTHER LIABILITIES -- 17.68%                                                 25,902,870
                                                                                                             ------------
         TOTAL NET ASSETS -- 100.00%                                                                         $146,518,047
                                                                                                             ============

*   Non-income producing security
**  Foreign
(a) Private equity investment valued at fair value. The fair value of investments amounted to $9,262,473 which represented
    6.32% of the net assets at December 31, 2008.
(b) Partially or wholly held ($116,284,730 total market value) in a pledged account by the Custodian as collateral for securities sold, not yet purchased.
(c) Private investment in public equity (freely tradeable) at market value.
(d) American Depository Receipt
(e) Australian Dollar










     The preceding notes are an integral part of these financial statements.
                                                                              24

                                                                                                    UBS EUCALYPTUS FUND, L.L.C.
                                                                                  SCHEDULE OF PORTFOLIO INVESTMENTS (CONTINUED)
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                              DECEMBER 31, 2008


EQUITY SWAPS
UBS Eucalyptus Fund, L.L.C. had the following open equity swaps as of December 31, 2008:

     NOTIONAL      MATURITY                              DESCRIPTION                                        UNREALIZED
      AMOUNT         DATE                                -----------                                APPRECIATION/(DEPRECIATION)
     --------      --------                                                                         ---------------------------

       Buy             *     Agreement with Goldman Sachs & Co., to receive the total return of
  $9,190,329.12              the Orbimed Custom Index M&A Modified in an exchange for an amount
                             to be paid monthly, equal to the USD LIBOR-BBA Monthly plus 40 bps.            $  155,826

       Sell            *     Agreement with Goldman Sachs & Co., to receive the total return of
 $(15,851,044.50)            the Orbimed Custom  Modified Short Hedge in an exchange for an amount to be paid monthly, equal to the USD LIBOR-BBA Monthly plus
                             80 bps.                                                                        $4,662,008
                                                                                                            ----------

                                                                                                            $4,817,834
                                                                                                            ==========
-----------------
* Perpetual maturity. Resets monthly.




                                                                                                          December 31, 2008
INVESTMENTS IN SECURITIES - BY COUNTRY                                                         PERCENTAGE OF NET ASSETS (%)
 --------------------------------------                                                        ----------------------------
  United States                                                                                                    75.22%
  United Kingdom                                                                                                    3.51%
  Ireland                                                                                                           1.99%
  Switzerland                                                                                                       0.98%
  Israel                                                                                                            0.72%
  Bermuda                                                                                                           0.18%
  Spain                                                                                                             0.16%
  Australia                                                                                                           --
  Canada                                                                                                           (0.05%)
  Japan                                                                                                            (0.21%)
  France                                                                                                           (0.79%)
  Denmark                                                                                                          (2.69%)



                                                                                                          December 31, 2008
INVESTMENTS IN DERIVATIVE CONTRACTS - BY COUNTRY                                               PERCENTAGE OF NET ASSETS (%)
 -----------------------------------------------                                               ----------------------------
  United States                                                                                                     3.29%






     The preceding notes are an integral part of these financial statements.
                                                                              25

DIRECTORS AND OFFICERS (UNAUDITED)
Information pertaining to the Directors and Officers of the Fund as of 12/31/08 is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling UBS Financial Services Inc.'s, Alternative Investment Group at 800-580-2359.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND          OTHER TRUSTEESHIPS/
                              TERM OF OFFICE                                               COMPLEX         DIRECTORSHIPS HELD BY
NAME, AGE, ADDRESS AND        AND LENGTH OF           PRINCIPAL OCCUPATION(S)             OVERSEEN         DIRECTOR OUTSIDE FUND
POSITION(S) WITH FUNDS        TIME SERVED(1)            DURING PAST 5 YEARS              BY DIRECTOR              COMPLEX
----------------------        --------------            -------------------              -----------              -------
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

Meyer Feldberg (66) (3)      Term -- Indefinite   Dean and Professor of Management of    See Footnote  Director of: Primedia, Inc.,
UBS Financial Services Inc.  Length -- since      the Graduate School of Business,            2.       Macy's, Inc., Revlon, Inc.,
51 West 52nd Street          Commencement of      Columbia University; Senior Advisor to               NYC Ballet and SAPPI Ltd.
New York, NY 10019           Operations           Morgan Stanley                                       Advisory Director of Welsh
Director                                                                                               Carson Anderson & Stowe.

------------------------------------------------------------------------------------------------------------------------------------

George W. Gowen (79)         Term -- Indefinite   Law partner of Dunnington, Bartholow        12       None
UBS Financial Services Inc.  Length -- since      & Miller
51 West 52nd Street          Commencement of
New York, NY 10019           Operations
Director

------------------------------------------------------------------------------------------------------------------------------------

Stephen H. Penman (62)       Term -- Indefinite   Professor of Financial Accounting of        12       None
UBS Financial Services Inc.  Length -- since      Graduate School of Business, Columbia
51 West 52nd Street          July 2004            University
New York, NY 10019
Director

------------------------------------------------------------------------------------------------------------------------------------

Virginia G. Breen (45)       Term -- Indefinite   General Partner of Sienna Ventures and      12       Director of: Modus Link, Inc;
UBS Financial Services Inc.  Length -- since      General Partner of Blue Rock Capital                 Excelsior Absolute Return
51 West 52nd Street          May 2, 2008                                                               Fund of Funds, L.L.C.;
New York, NY 10019                                                                                     Excelsior Buyout Investors,
Director                                                                                               L.L.C.; Excelsior LaSalle
                                                                                                       Property Fund Inc; UST
                                                                                                       Global Private Markets Fund
                                                                                                       L.L.C.
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------

Robert F. Aufenanger (55)    Term -- Indefinite   Executive Director of UBS Alternative      N/A                   N/A
UBS Financial Services Inc.  Length -- since      Investments US since April 2007.
51 West 52nd Street          May 1, 2007          Prior to April 2007, Chief Financial
New York, NY 10019                                Officer and Senior Vice President of
Principal Accounting Officer                      Alternative Investments Group at U.S.
                                                  Trust Corporation from 2003 - 2007.
------------------------------------------------------------------------------------------------------------------------------------

Frank Pluchino (49)          Term -- Indefinite   Assistant Director of Compliance of        N/A                   N/A
UBS Financial Services Inc.  Length -- since      UBS Financial Services Inc. since 2003
1000 Harbor Boulevard        July 19, 2005        and Deputy Director of Compliance
Weehawken, NJ 07086                               UBS Financial Services of Puerto Rico
Chief Compliance Officer                          Inc. since October 2006. Prior to 2003,
                                                  Chief Compliance Officer of
                                                  LibertyView Capital Management, Inc.,
                                                  an investment adviser, and LibertyView
                                                  Alternative Asset Management, Inc., an
                                                  NASD broker-dealer.
------------------------------------------------------------------------------------------------------------------------------------




UBS FINANCIAL SERVICES INC. IS A SUBSIDIARY OF UBS AG

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          NUMBER OF
                                                                                         PORTFOLIOS
                                                                                           IN FUND         OTHER TRUSTEESHIPS/
                              TERM OF OFFICE                                               COMPLEX        DIRECTORSHIPS HELD BY
NAME, AGE, ADDRESS AND        AND LENGTH OF           PRINCIPAL OCCUPATION(S)             OVERSEEN        DIRECTOR OUTSIDE FUND
POSITION(S) WITH FUNDS        TIME SERVED(1)            DURING PAST 5 YEARS              BY DIRECTOR             COMPLEX
----------------------        --------------            -------------------              -----------             -------
------------------------------------------------------------------------------------------------------------------------------------

Craig Goos (39)              Term -- Indefinite   Managing Director UBS Alternative          N/A                   N/A
UBS Financial Services Inc.  Length -- since      Investments US since September 2008.
51 West 52nd Street          September 18,        Prior to September 2008, Managing
New York, NY 10019           2008                 Director of Bear Stearns Alternative
Principal Executive Officer                       Investment platform from 2004 - 2008.
------------------------------------------------------------------------------------------------------------------------------------

(1) For Directors, their terms are for the duration of the term of the Fund, unless his status as a Director shall be sooner terminated by death, adjudicated incompetent, voluntarily withdraw, physically unable to perform duties, removed either by vote or written consent of at two-thirds of the Directors or vote or written consent of Members holding not less than two-thirds of the total number of votes eligible to the cast by all Members.

(2) Mr. Feldberg is a director or trustee of 29 investment companies (consisting of 61 portfolios) for which UBS Fund Advisor or one of its affiliates serves as investment advisor, sub-advisor or manager.

(3) Mr. Feldberg is an "interested person" of the Fund because he is an affiliated person of a broker-dealer with which the UBS Financial Services Alternative Investment Group of Funds does business. Mr. Feldberg is not an affiliated person of UBS Financial Services or its affiliates.

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at HTTP://WWW.SEC.GOV and may be reviewed or copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     Proxy Voting
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available with out charge upon request by calling the UBS Financial Services Inc.'s Alternative Investment Group at 800-580-2359.










UBS FINANCIAL SERVICES INC. IS A SUBSIDIARY OF UBS AG


ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. The code of ethics may be obtained without charge by calling 800-486-2608.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board had determined that Professor Stephen Penman, a member of the audit committee of the Board, is the audit committee financial expert and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees
----------

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $65,484 in 2008 and $78,350 in 2007. Such audit fees include fees associated with annual audits for providing a report in connection with the registrant's report on form N-SAR.

Audit-Related Fees
------------------

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $5,500 in 2008 and $5,000 in 2007. Audit related fees principally include fees associated with reviewing and providing comments on semi-annual reports.

Tax Fees
--------

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $47,000 in 2008 and $114,000 in 2007. Tax fees include fees for tax compliance services and assisting management in preparation of tax estimates.

All Other Fees
--------------

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 in 2008 and $0 in 2007

  (e)(1) The registrant's audit committee pre-approves the principal accountant's engagements for audit and non-audit services to the registrant, and certain non-audit services to service Affiliates that are required to be pre-approved, on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant's independence.

  (e)(2)  There were no services  described  in each  of paragraphs  (b) through
          (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, because such services were pre-approved.

     (f)  Not applicable.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $2.240 million for 2008 and $3 million for 2007.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are as follows:

ORBIMED ADVISORS LLC AND AFFILIATES
PROXY VOTING POLICIES



Adopted: June 9, 2003 Dated: December 27, 2007

     A.   INTRODUCTION

The Advisers recognize their fiduciary responsibilities to actively monitor all aspects of the operations of the RICs and Funds managed by OrbiMed. OrbiMed has always placed paramount importance on its oversight of the implementation of the RICs and Funds' investment strategies and the overall management of the RICs and Funds' investments. A critical aspect of the investment management of the RICs and Funds continues to be the effective assessment and voting of proxies relating to the RICs and Funds' portfolio securities, as well as an analyses related to its participation in class actions.

The Advisers have each adopted and implemented policies (and the procedures into which they are incorporated) that each Adviser believes is reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act, as amended. The Advisers' authority to vote the proxies of their client is established by their advisory contracts or similar documentation. These proxy policies (and the procedures into which they are incorporated) reflect the SEC requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

     B.   OVERVIEW

Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to shareholders consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval. For example, the election of directors or the approval of a company's stock option plans for directors, officers or employees. Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and Board of Directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when the situation requires such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy
Administrator (the person specifically charged with the responsibility to monitor ISS, whose role is described in the next paragraph, and in certain cases vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's Analysts, Portfolio Managers ("PMs") and the CCO on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines - they are not hard and fast rules, simply because corporate governance issues are so varied.

The Advisers have retained Institutional Shareholder Services ("ISS"), an independent firm that analyzes proxies and provides research and objective vote recommendations, to provide detailed analysis and voting recommendations for each proxy matter requiring a vote. In providing these recommendations, ISS expects that it will utilize its own proxy voting procedures (the "ISS Proxy Guidelines"), which the Advisers have determined to be largely consistent with the views of the Advisers on common types of proxy proposals. As a matter of practice, each recommendation of ISS is distributed to the Proxy Administrator, and as necessary the Adviser's investment team, to determine whether ISS's vote recommendations should be rejected and an alternative vote should be entered. To assure the quality of ISS's engagement, the Proxy Administrator will review periodic service reports prepared by ISS. The Proxy Administrator also will review the ISS Proxy Guidelines at least annually (and upon notice from ISS of their material amendment) to ensure those Guidelines continue to be largely consistent with the Advisers' views on each subject. Finally, the Proxy
Administrator will review on the same timetable ISS's conflict management procedures with respect to its voting recommendations.

In cases when ISS does not issue a recommendation on voting or when the Advisers determine to proceed with an alternative vote from that recommended, the Adviser will use its best judgment to vote on such issues on behalf of clients, in accord with the guidelines described below. The Proxy Administrator will then cast the vote, generally through an ISS system. The CCO will limit access to the ISS system to the appropriate personnel.

     C. PROXY VOTING GUIDELINES

The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

     1. ELECTION OF BOARD OF DIRECTORS. The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important board committees (e.g. audit, nominating and compensation committees) should be independent. In general,

          a.   The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.
          b.   The Advisers will determine on a case-by-case basis whether or not it is appropriate for non-independent directors to serve on the audit, compensation, and/or nominating committees of a Board of directors.
          c. The Advisers will hold directors accountable for the actions of Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of stockholders.
          d. The Advisers will generally support efforts to declassify existing Boards, and will generally classified Board structures.
          e. The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

2. APPROVAL OF INDEPENDENT AUDITORS. The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes- Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that have arisen in the auditor's performance of services to the company.

3. EXECUTIVE COMPENSATION. The Advisers believe that appropriately designed equity- based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, Employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders ownership interests in the company, or have objectionable structural features.

     a. The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 25% of shares outstanding over ten years and extends longer than ten years.

     b. The Advisers will generally vote against plans if annual option grants typically exceed 2% of shares outstanding.

          These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on our shareholdings the Advisers consider other factors such as industry practices company and stock performance and management credibility . The Proxy Administrator may consult with the relevant analyst(s) or PM(s) or, if appropriate, the CCO, to determine when or if it may be appropriate to exceed these guidelines.

     c. The Advisers will typically vote against plans that have any of the following structural features:

               i. Ability to re-price underwater options without shareholder approval.
               ii. The unrestricted ability to issue options with an exercise price below the stock's current market price.
               iii. Automatic share replenishment ("evergreen") feature.

     d. The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

               i. Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).
               ii.  Using restricted stock grants instead of options.

     e. The Advisers will support the use of employee stock purchase plans to increase company stock ownership by Employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

          In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

4. CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES. As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general:

     a. Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.
     b. The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.
     c. The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).
     d. The Advisers will vote against proposals for a separate class of stock with disparate voting rights.
     e. The Advisers will vote on a case-by-case basis on board approved proposals regarding changes to a company's capitalization, provided that the Advisers will generally vote in favor of proposal authorizing the issuance of additional common stock (except in the case of a merger, restructuring or other significant corporate event which will be handled on a case-by-case basis) provided that such issuance does not exceed three times the number of currently outstanding shares.

     5. STATE OF INCORPORATION/OFFSHORE PRESENCE. Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by a board of Directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in another jurisdiction will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company including the Advisers' clients.

     6. ENVIRONMENTAL/SOCIAL POLICY ISSUES. The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, though they may make exceptions in certain instances where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

     7. CIRCUMSTANCES UNDER WHICH THE ADVISERS WILL ABSTAIN FROM VOTING. The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would outweigh the benefit derived from exercise the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the cases of countries which require so-called "share-blocking," the Advisers may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client and the Adviser. The policy for resolution of such conflicts is described below in Section F.


     D. CLASS ACTIONS

The Advisers recognize that as fiduciaries they have a duty to act with the highest obligation of good faith, loyalty, fair dealing and due care. When a recovery is achieved in a class action, Funds who owned shares in the company subject to the action have the option to either: (1) opt out of the class action and pursue their own remedy; or (2) participate in the recovery achieved via the class action. Collecting the recovery involves the completion of a proof of claim form which is submitted to ISS, who also acts as the Claims Administrator. After the Claims Administrator receives all proof of claims, it dispenses the money from the settlement fund to those persons and entities with valid claims.

As Claims Administrator, the Advisers have retained ISS to opine on, and ultimately determine whether or not the Advisers participate in class actions on behalf of the Funds. The Advisers believe that delegating this decision-making authority to ISS will ultimately serve in the best interests of the Funds, as well as enable the Advisers to maintain continued strong relations with portfolio companies. The Advisers will provide disclosure to the Funds regarding its Proxy Voting policy and procedures in Part II of Form ADV.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                           UBS EUCALYPTUS FUND, L.L.C.
                         PORTFOLIO MANAGEMENT DISCLOSURE

Samuel D. Isaly and Sven Borho are the registrant's (also referred to as the "Fund") Portfolio Managers and have served in those positions since the Fund commenced operations on November 22, 1999. As Portfolio Managers, Mr. Isaly and Mr. Borho are jointly and primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Isaly, who is considered to be the Fund's portfolio management team leader, and Mr. Borho share responsibility and authority for managing the Fund's portfolio including the selection of the Fund's investments. While investment decisions for the Fund generally receive the prior approval of both Portfolio Managers, each is authorized to act independently of the other in making portfolio changes.

Mr. Isaly is the Managing Member of OrbiMed Advisors, L.L.C. ("OrbiMed"). He has been active in portfolio management since 1989 and has served as a portfolio manager at OrbiMed since 1998. Mr. Isaly has also served as President of the Eaton Vance Worldwide Health Sciences Portfolio since 2002, and as Director of Finsburry Worldwide Pharmaceutical Trust since 1995. Mr. Isaly received a Bachelor of Arts degree from Princeton University and a Masters of Science in Economics from the London School of Economics.

Mr. Borho is an equity owner of OrbiMed and has served as a portfolio manager at OrbiMed since 1998. He has previously served as a portfolio manager at other institutions since 1993. Mr. Borho studied business administration at Bayreuth University in Bayreuth, Germany and received a Masters of Science in Economics from the London School of Economics.

The Fund's Portfolio Managers manage multiple accounts in addition to the Fund, including other registered investment companies and other pooled investment vehicles (hedge funds).

The Portfolio Managers' goal is to provide high quality investment services to all of their clients, including the Fund. OrbiMed has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address conflicts associated with managing multiple accounts for multiple clients.

Potential conflicts of interest may arise because of the Portfolio Managers' management of the Fund and other accounts. For example, conflicts of interest may arise with respect to the allocation of investment transactions and the allocation of limited investment opportunities among accounts that the Portfolio Managers advise. Allocations of investment opportunities generally could raise a potential conflict of interest to the extent that the Portfolio Managers could have an incentive to allocate investments that are expected to increase in value to preferred accounts. Conversely, the Portfolio Managers could favor one account over another in the amount or the sequence in which orders to redeem investments are placed. Additionally, OrbiMed could be viewed as having a conflict of interest to the extent that its investment in other accounts is materially different than its investment in the Fund. Although the Portfolio Managers seek to allocate investment opportunities they believe to be appropriate for one or more of their accounts equitably and consistent with the best interests of all accounts involved, there can be no assurance that a particular investment opportunity will be allocated in any particular manner. UBS Fund Advisor, L.L.C., the Fund's Adviser, periodically reviews the Portfolio Managers' overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.

Other accounts managed by the Portfolio Managers may have investment objectives and strategies that differ from those of the Fund, or they may differ from the Fund in terms of the degree of risk that each such account and the Fund are willing to bear. For these or other reasons, the Portfolio Managers may purchase different investments for the Fund and the other accounts, and the performance of investments purchased for the Fund may vary from the performance of the investments purchased for other accounts. The Portfolio Managers may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made for the Fund, which could have the potential to adversely impact the Fund, depending on market conditions.

Most accounts managed by OrbiMed are charged performance fees. However, potential conflicts of interest exist to the extent that OrbiMed receives a performance-based advisory fee as to one account but not another, or performance-based advisory fees of differing amounts, because the Portfolio Managers could favor certain of the accounts subject to the performance fee, whether or not the performance of those accounts directly determines the Portfolio Managers' compensation.

The Portfolio Managers, who are each equity owners of OrbiMed, receive compensation comprised of a base partner draw, a partner's profit participation and certain retirement, insurance and other benefits. The base partner draw is fixed semi-annually and is paid throughout the year. The partner profit participation is a discretionary award determined annually by OrbiMed management, including each of the Fund's Portfolio Managers, based principally on a Portfolio Manager's overall responsibilities and performance. OrbiMed evaluates performance according to a Portfolio Manager's success in achieving portfolio objectives for all client accounts they oversee, including the Fund, and takes into account both current year and longer-term performance objectives. A Portfolio Manager's partner profit participation is also influenced by OrbiMed's overall operating performance and, therefore, may fluctuate from year to year depending on, among other factors, changes in OrbiMed's financial performance. The partner profit participation is not based on a precise formula, benchmark or other metric

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and approximate assets under management in those accounts as of the end of the Fund's most recent fiscal year.

D. ISALY

REGISTERED INVESTMENT COMPANIES(1)     POOLED ACCOUNTS                   OTHER ACCOUNTS

NUMBER OF                              NUMBER OF                         NUMBER OF
ACCOUNTS(2)    ASSETS MANAGED          ACCOUNTS(3)   ASSETS MANAGED      ACCOUNTS         ASSETS MANAGED
   3           $1,433 million             16         $2,663 million         0                  N/A

SVEN BORHO

REGISTERED INVESTMENT COMPANIES(1)     POOLED ACCOUNTS                   OTHER ACCOUNTS

NUMBER OF                              NUMBER OF                         NUMBER OF
ACCOUNTS(2)    ASSETS MANAGED          ACCOUNTS(3)   ASSETS MANAGED      ACCOUNTS         ASSETS MANAGED
   3           $1,433 million             16         $2,663 million         0                  N/A

(1) Among the other registered investment companies managed by the Portfolio Managers is UBS Juniper Crossover Fund, L.L.C., for which UBSFA serves as managing member of the fund's adviser.

(2) All of these accounts charge performance-based advisory fees.

(3) Of these accounts, 16 accounts with total assets of approximately $2,663 million charge performance-based advisory fees.

As equity owners of OrbiMed, which in turn is a member of UBS Eucalyptus Management, L.L.C., the Fund's Adviser, the Portfolio Managers may be considered to have indirect ownership interests in the Adviser's Special Advisory Member Interest in the Fund.

(B)  Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)   Not applicable.

     (a)(2)   Certifications  pursuant  to Rule  30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  UBS Eucalyptus Fund, L.L.C.
            ----------------------------------------------------------------

By (Signature and Title)*     /s/ Craig Goos
                         ---------------------------------------------------
                              Craig Goos, Principal Executive Officer

Date     3/6/09
    ------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*     /s/ Craig Goos
                         ---------------------------------------------------
                              Craig Goos, Principal Executive Officer

Date     3/6/09
    ------------------------------------------------------------------------


By (Signature and Title)*     /s/ Robert Aufenanger
                         ---------------------------------------------------
                              Robert Aufenanger, Principal Financial Officer

Date     3/6/09
    ------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.